UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 16, 2011
REVA MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-54192 (Commission File Number)	33-0810505 (I.R.S. Employer Identification No.)

5751 Copley Drive, Suite B San Diego, CA (Address of principal executive offices)	92111 (Zip Code)
(858) 966-3000
(Registrant’s telephone number, including area code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     On May 16, 2011, REVA Medical, Inc. (the “Company”) announced that Robert Stockman, the Company’s Chairman and Chief Executive Officer, issued a letter to the Company’s stockholders as an update to the Company’s business in advance of the annual stockholders meeting. A copy of the letter issued to stockholders is attached hereto as Exhibit 99.1.
Limitation of Incorporation by Reference
     In accordance with General Instruction B.2. of Form 8-K, this information, including Exhibit 99.1, is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Item 7.01 of this Current Report on Form 8-K will not be deemed an admission as to the materiality of any information that is required to be disclosed solely by Regulation FD.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Chairman’s Letter, dated May 16, 2011

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

REVA Medical, Inc.
Date: May 16, 2011	/s/ Katrina L. Thompson
Katrina L. Thompson
Chief Financial Officer (principal financial and accounting officer)

Index to Exhibits

Exhibit No.	Description

99.1	Chairman’s Letter, dated May 16, 2011